JAVELIN Mortgage Investment Corp. Company Update November 20, 2014

PLEASE READ: Important Regulatory and Yield Risk Disclosures Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation (“JAVELIN” or the “Company”), and any other statements regarding JAVELIN’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of JAVELIN. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED. 2

JAVELIN Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.javelinreit.com. • Agency premium amortization is expensed monthly as it occurs. • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and Lead Independent Director. Transparency and Governance 3 JAVELIN REIT Manager • JAVELIN is externally managed by ARMOUR Residential Management LLC. Common Stock Dividend Policy and Taxable REIT Income Market Capitalization • 12,002,705 shares of common stock outstanding (NYSE: “JMI”). • Market capitalization of $150.5 million. • JAVELIN pays common stock dividends monthly. • Dividends are announced based on estimates of future taxable REIT income. • The 2014 dividend rate is $0.15 per month. • Dividend schedule can be found at www.javelinreit.com. Information as of 11/18/2014.

JAVELIN Balance Sheet Targets JAVELIN invests in Agency and Non-Agency mortgage securities. Balance sheet target of 1.5 or less. • 4.26 gross asset duration of Agency and non-Agency securities. • -4.37 hedge duration. • -0.11 net balance sheet duration. Hedge a minimum of 40% of fixed rate assets and funding rate risk. • $861.3 million in hedges (swaps). • 65.9% of assets hedged. • 70.8% of repurchase agreements hedged. Hold 40% of unlevered equity in cash between prepayment periods. • $41.2 million in total liquidity. • $20.9 million in true cash. • $7.3 million in unlevered securities. • $13.0 in short term Agency P&I. Long term debt to equity target of 7.5x - 8.0x. • $1,216.8 million in net REPO borrowings. • 7.9 x Q3 2014 shareholders’ equity. 4 Assets Duration Hedging Liquidity Leverage Information as of 11/18/2014.

JAVELIN Investment Equity Allocation 5 Estimates as of 11/18/2014. Equity allocation is based on market value of unlevered securities plus haircut on repurchase agreements. Allocation does not include equity invested in cash and hedges.

JAVELIN Portfolio Strategy and Investment Methodology  JAVELIN will utilize ARRM’s proprietary analytical approach as well as Intex, Bloomberg, BlackRock Solutions and other third- party systems to analyze mortgage investment opportunities both for Agency and non-Agency mortgage securities.  Strong bias toward a “buy and hold” strategy, with occasional sales made as market conditions change.  The investment team considers an array of factors, both bottom up and top down: Non-Agency Structure Analysis o Seniority, subordination model. o Model completeness and accuracy. o Litigation and policy risks. Agency & Non-Agency Class Analysis o Prepayment history. o Prepayment expectations. o Premium/discount. o Liquidity. Agency & Non-Agency Loan Analysis o Original and current loan balance. o Year of origination. o Originating company, third-party originators. o Loan seasoning. o Principal amortization schedule. o Original loan-to-value ratio. o Geography. o 78% of JMI’s 15yr MBS are between 85k – 175k loan balances Agency Pool Analysis o NO TBA pools – Only specified pools. o Only “pass-through” securities. No CMO’s. o Prepayment history and expectations. o Premium over par. o “Hedgability.” o Liquidity. o Diversify broadly to limit idiosyncratic pool risk. 6

JAVELIN Agency & Non-Agency Portfolio Duration 7 Information and pricing as of 11/18/2014. Some totals may not foot due to rounding. Agency Multifamily Ballooning in 120 Months or Less 231.9$ 102.4% 102.8% 3.14/4.32 7.80 Fixed Rates Maturing Between 121 and 180 Months 805.4$ 104.4% 105.3% 3.27/3.75 3.96 Fixed Rates aturing Between 181 and 240 onths 45.5$ 106.0% 104.7% 3.44/3.93 3.96 Total or Weighted Average 1,082.8$ 104.1% 104.7% 3.25/3.88 4.78 Current Value (millions) Estimated Effective Duration Using Current Values Weighted Average Current Market Price Agency Asset Class Weighted Average Purchase Price Weighted Average Net/Gross Coupon Legacy Prim Fixed 31 7 83 7 86 1 6.01/5.63 0.92 Legacy Prime Hybrid 16.2 75. 85.4 2.30/2.73 1.00 Legacy Alt-A Fixed 86.6$ 78.6% 83.6% 5.90/5.43 0.62 Legacy Alt-A Hybrid 8.4$ 79.4% 82.6% 2.49/2.79 0.00 New Issue Prime Fixed 62.5$ 95.0% 99.3% 3.33/3.84 5.60 Credit Risk Transfer 19.2$ 98.1% 97.0% 4.19/4.20 0.17 Total or Weighted Average 224.3$ 85.3% 89.6% 4.67/4.62 2.01 Esti ated E fective Duration Using Current Values i t r rc s ric eighted verage Current arket Price eighted verage et/ ross Coupon Non-Agency Securities ( illi )

JAVELIN Hedge Portfolio 8 Counterparties include: Citibank, N.A., Nomura Global Financial Products Inc. and Wells Fargo Bank, N.A. Information as of 11/18/2014. Some totals may not foot due to rounding. Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 25-36 Months 35 50.0$ 0.55 Interest Rate Swap 37-48 Months 42 50.0$ 0.92 Interest Rate Swap 49-60 Months 60 60.0$ 1.59 Interest Rate Swap 61-120 Months 100 701.3$ 1.80 Total or Weighted Average 90 $ 861.3 1.67

JAVELIN Balance Sheet Hedge Metrics 9 Information and pricing as of 11/18/2014. Some totals may not foot due to rounding. Agency Assets 3.92 Non-Agency Legacy Assets 0.07 Non-Agency New Issue Assets 0.27 Interest Rate Swaps -4.37 Net Balance Sheet Duration -0.11 Duration Contribution to Balance Sheet Agency & Non-Agency Assets 1,307.1$ 65.9% Net Agency & Non-Agency Repo Balance 1,216.8$ 70.8% Amount (millions) % Hedged

JAVELIN Agency Portfolio Constant Prepayment Rates (“CPR”) 10 JAVELIN expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

JAVELIN Agency & Non-Agency Repo Composition 11 (1) JAVELIN has signed MRAs with 30 counterparties. Information as of 11/18/2014. Some totals may not foot due to rounding. 1 Merrill Lynch, Pierce, Fenner & Smith Inc. 140.7$ 11.5% 59 32 59 2 Barclays Capital Inc. 98.3$ 8.0% 30 24 29 3 Nomura Securities International, Inc. 90.4$ 7.4% 84 43 55 4 BNP Paribas Securities Corp. 84.6$ 6.9% 30 26 27 5 Citigroup Global Markets Inc. 79.6$ 6.5% 76 58 86 6 Daiwa Securities America Inc. 79.3$ 6.5% 69 32 65 7 Morgan Stanley & Co. LLC 70.1$ 5.7% 95 63 63 8 J.P. Morgan Securities LLC 66.0$ 5.4% 90 51 76 9 Wells Fargo Bank, N.A. 63.3$ 5.2% 31 30 30 10 Mitsubishi UFJ Securities (USA), Inc. 53.8$ 4.4% 62 23 28 11 UBS Securities LLC 50.0$ 4.1% 918 749 888 12 Credit Suisse Securities (USA) LLC 49.7$ 4.1% 90 37 86 13 CRT Capital Group LLC 48.7$ 4.0% 50 3 6 14 Mizuho Securities USA Inc. 48.1$ 3.9% 59 21 21 15 RBS Securities Inc. 46.6$ 3.8% 90 33 70 16 Royal Bank of Canada 43.4$ 3.5% 105 52 73 17 South Street Securities LLC 39.3$ 3.2% 30 22 22 18 ICBC Financial Services LLC 33.6$ 2.7% 136 10 17 19 KGS-Alpha Capital Markets, L.P. 15.8$ 1.3% 92 79 80 20 Pierpont Securities LLC 11.1$ 0.9% 91 66 66 21 Guggenheim Securities, LLC 8.3$ 0.7% 60 27 27 22 E D & F Man Capital Markets Inc. 5.4$ 0.4% 89 84 84 T tal or Weighted Average 1,226.0$ 100.0% 101 64 REPO Counter-Party(1) Principal Borrowed (millions) Percentage of REPO Positions with JAVELIN Weighted Average Original Term in Days Longest Remaining Term in Days Weighted Average Remaining Term in Days Weighted Average Repo Rate 0.54% Weighted Average Haircut 7.70% November Paydowns (9.2) Net REPO after Paydowns 1,216.8 Debt to Quarter End Shareholders' Equity Ratio 7.9

3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340 12